EXHIBIT T3E-2

LETTER OF TRANSMITTAL

ZIONS BANCORPORATION

OFFER TO EXCHANGE

2009 5.65% SUBORDINATED NOTES DUE 2014,

2009 6.00% SUBORDINATED NOTES DUE 2015 AND

2009 5.50% SUBORDINATED NOTES DUE 2015

FOR ANY OR ALL OF OUR OUTSTANDING

5.65% SUBORDINATED NOTES DUE 2014,

6.00% SUBORDINATED NOTES DUE 2015 AND

5.50% SUBORDINATED NOTES DUE 2015

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON JUNE 26, 2009, UNLESS EXTENDED (THE “EXPIRATION DATE”). WITHDRAWAL RIGHTS FOR ACCEPTANCES OF THE EXCHANGE OFFER WILL EXPIRE AT THAT TIME, UNLESS THE EXPIRATION DATE IS EXTENDED.

The Depositary and Exchange Agent for the Exchange Offer is:

Global Bondholder Services Corporation

If delivering by Mail: Global Bondholder Services Corporation 65 Broadway—Suite 723 New York, NY 10006	By facsimile : (For Eligible Institutions only): (212) 430-3775	If delivering by Hand or Courier: Global Bondholder Services Corporation 65 Broadway—Suite 723 New York, NY 10006

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that he or she has received and reviewed the offering circular, dated June 1, 2009, and any amendments or supplements thereto (the “Offering Circular”), of Zions Bancorporation, a Utah corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange $1,000 principal amount of the Company’s newly issued 2009 5.65% Subordinated Notes due 2014 (the “New 5.65% Notes”), 2009 6.00% Subordinated Notes due 2015 (the “New 6.00% Notes”) and 2009 5.50% Subordinated Notes due 2015 (the “New 5.50% Notes,” and together with the New 5.65% Notes and the New 6.00% Notes, the “New Notes”) for each $1,000 principal amount of validly tendered and accepted 5.65% Subordinated Notes due 2014 (the “Outstanding 5.65% Notes”), 6.00% Subordinated Notes due 2015 (the “Outstanding 6.00% Notes”) and 5.50% Subordinated Notes due 2015 (the “Outstanding 5.50% Notes,” and together with the Outstanding 5.65% Notes and the Outstanding 6.00% Notes, the “Outstanding Notes”), respectively, from the registered holders thereof. Except as set forth in the Offering Circular under the caption “Summary — Material Differences Between the Outstanding Notes and New Notes,” the terms of the New Notes are identical to the terms of the Outstanding Notes. The Exchange Offer is made upon the terms and subject to the conditions contained in the Offering Circular.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE OFFERING CIRCULAR CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFERING CIRCULAR AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AS FOLLOWS:

Global Bondholder Services Corporation

65 Broadway—Suite 723

New York, NY 10006

Banks and Brokers call: (212) 430-3774

All others call toll-free: (866) 857-2200

OUTSTANDING NOTES TENDERED

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the applicable information for Outstanding Notes should be listed on a separate signed schedule affixed hereto.

5.65% SUBORDINATED NOTES DUE 2014
Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Outstanding Notes are Held (Please fill in)	Aggregate Principal Amount Represented by Outstanding Notes	Principal Amount Tendered*

Total

*	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See Instruction 6.

6.00% SUBORDINATED NOTES DUE 2015
Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Outstanding Notes are Held (Please fill in)	Aggregate Principal Amount Represented by Outstanding Notes	Principal Amount Tendered*

Total

*	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See Instruction 6.

5.50% SUBORDINATED NOTES DUE 2015
Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Outstanding Notes are Held (Please fill in)	Aggregate Principal Amount Represented by Outstanding Notes	Principal Amount Tendered*

Total

*	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See Instruction 6.

This Letter of Transmittal is to be used in connection with the book-entry transfer of Outstanding Notes to an account maintained by Global Bondholder Services Corporation (the “Depositary and Exchange Agent”) at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Offering Circular under the caption “The Exchange Offer—Procedures for Tendering the Outstanding Notes” if an agent’s message (as defined in the Offer to Purchase) is not being sent through the Book-Entry Transfer Facility’s Automated Tender Offer Program. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY AND EXCHANGE AGENT.

THERE ARE NO GUARANTEED DELIVERY PROCEDURES APPLICABLE TO THE EXCHANGE OFFER. HOLDERS MUST TENDER THEIR NOTES IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE OFFERING CIRCULAR AND THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AND EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)

The Depository Trust Company Account Number

Transaction Code Number

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

1. The undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated above upon the terms and subject to the conditions set forth in the Offer to Exchange, dated June 1, 2009, and in this Letter of Transmittal (which together constitute the “Exchange Offer”), receipt of which is hereby acknowledged.

2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, interests, restrictions of any kind and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

3. Subject to and effective upon acceptance for exchange of, and subsequent exchange of, Outstanding Notes, tendered with this Letter of Transmittal in accordance with the terms of the Exchange Offer, the undersigned hereby (i) irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Outstanding Notes tendered hereby, and (ii) irrevocably constitutes and appoints the Depositary and Exchange Agent as the true and lawful agent and attorneyin-fact of such holder with respect to any such tendered Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) transfer ownership of such Outstanding Notes on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such Outstanding Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Outstanding Notes (except that the Depositary and Exchange Agent will have no rights to, or control over, funds from the Company, except as agent for the tendering holders, for accrued interest for any tendered Outstanding Notes that are exchanged for New Notes), all in accordance with the terms of and conditions of the Exchange Offer.

4. The undersigned understands that if the undersigned tenders Outstanding Notes and the Company accepts the Outstanding Notes for exchange, such acceptance will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Offering Circular and this Letter of Transmittal.

5. The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer (each of which the Company may waive), set forth in the Offering Circular under the caption “The Exchange Offer—Conditions of the Exchange Offer,” the Company may not be required to accept for exchange any of the Outstanding Notes tendered (including any Outstanding Notes tendered after the Expiration Date). Any Outstanding Notes not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated below under “Special Issuance Instructions.”

6. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Offering Circular under the caption “The Exchange Offer — Withdrawal of Tenders; Absence of Appraisal Rights.” See Instruction 7.

7. Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, the New Notes (and, if applicable Outstanding Notes not exchanged) will be credited to the account indicated above maintained at the Book-Entry Transfer Facility.

THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE OFFERING CIRCULAR AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE OFFERING CIRCULAR AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE OFFERING CIRCULAR SHALL PREVAIL.

THE UNDERSIGNED, BY COMPLETING THE APPLICABLE BOX IN THE FOREPART OF THIS LETTER OF TRANSMITTAL AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN THE BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange or New Notes are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue:    ☐  New Notes    ☐  Outstanding Notes (check as applicable) to:

Name:
(Please Type or Print)
(Please Type or Print)
(Please Type or Print)

Address:

Zip Code

Credit unexchanged Outstanding Notes delivered by book-entry transfer or New Notes to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility

Account Number, If Applicable)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE TRANSMITTED TO, AND RECEIVED BY, THE DEPOSITARY AND EXCHANGE AGENT AT OR PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE SIGN ON THIS PAGE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

X	, 2009

X	, 2009

X	, 2009
Signature(s) of Holder(s)	Date

Area Code and Telephone Number

If this Letter of Transmittal is signed by a Book-Entry Transfer Facility participant whose name appears as the owner of the Outstanding Notes tendered hereby, the signature must correspond with the name shown on the security position listing. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.

Name(s):

Capacity:

Address:

Telephone:

Employer Identification or Social Security Number:

SIGNATURE GUARANTEE

(if required by Instruction 3)

Signature(s) Guaranteed

by an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

(Authorized Signature)

(Date)

INSTRUCTIONS

1. Delivery of this Letter of Transmittal.

A properly completed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary and Exchange Agent at the address set forth herein at or prior to 11:59 p.m., New York City time, on the Expiration Date, unless an agent’s message is being sent through the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”). Outstanding Notes tendered hereby must be in denominations or principal amount at maturity of $1,000 or any integral multiple thereof. See “The Exchange Offer—Procedures for Tendering the Outstanding Notes” in the Offering Circular.

THERE ARE NO GUARANTEED DELIVERY PROVISIONS IN CONNECTION WITH THE OFFER. THE METHOD OF DELIVERY OF NOTES AND OTHER DOCUMENTS TO THE DEPOSITARY AND EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER, AND DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED BY THE DEPOSITARY AND EXCHANGE AGENT. INSTEAD OF EFFECTING DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE REGISTERED MAIL, VALIDLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE DEPOSITARY AND EXCHANGE AGENT AT OR PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR ANY OTHER DOCUMENTS SHOULD BE SENT TO THE COMPANY.

See “The Exchange Offer” section in the Offering Circular.

2. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by a Book-Entry Transfer Facility participant whose name is shown as the owner of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as on the security position listing as the owner of the Outstanding Notes.

If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Signatures on bond powers required by this Instruction 2 must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of a firm that is a member of a registered national securities exchange or Financial Industry Regulatory Authority, Inc. or is a commercial bank or trust company having an office in the United States (each, an “Eligible Institution”).

Signatures on the Letter of Transmittal need not be guaranteed by an Eligible Institution if the Outstanding Notes are tendered (i) by a registered holder of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled “Special Issuance Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

3. Special Issuance Instructions.

Tendering holders of Outstanding Notes should indicate in the box above under “Special Issuance Instructions” the account to which New Notes issued pursuant to the Exchange Offer and Outstanding Notes not exchanged are to be credited, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete an Internal Revenue Service Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY.

4. Transfer Taxes.

Tendering holders of Outstanding Notes will not be obligated to pay any transfer taxes in connection with a tender of their Outstanding Notes for exchange unless a holder instructs the Company to register New Notes in the name of, or requests that Outstanding Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering holder and the Depositary and Exchange Agent will retain possession of an amount of New Notes or Outstanding Notes, as the case may be, with a face amount equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Depositary and Exchange Agent of the amount of such taxes.

5. Waiver of Conditions.

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Offering Circular.

6. Partial Tenders; No Conditional Tenders.

If less than all of the principal amount of Outstanding Notes owned by a holder are tendered, the holder must fill in the principal amount of such Outstanding Notes tendered in the third column of the applicable box in the forepart of this Letter of Transmittal. The entire principal amount represented by the Outstanding Notes delivered to the Depositary and Exchange Agent will be deemed to have been tendered, unless otherwise indicated. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

Although the Company intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Depositary and Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

7. Withdrawal of Tenders.

Tenders of Outstanding Notes in connection with the Exchange Offer may be withdrawn at any time prior to 11:59 p.m., New York City time, on the Expiration Date. Tenders of Outstanding Notes may not be withdrawn at any time after such time unless the Exchange Offer is extended, in which case tenders of Outstanding Notes may be withdrawn at any time prior to the new expiration time, as extended. Beneficial owners desiring to withdraw Outstanding Notes previously tendered should contact the Book-Entry Transfer Facility participant through which such beneficial owners hold their Outstanding Notes. In order to withdraw Outstanding Notes previously tendered, a Book-Entry Transfer Facility participant may, prior to the Expiration Date, withdraw its instruction previously transmitted through ATOP by (a) withdrawing its acceptance through ATOP or (b) delivering to the Depositary and Exchange Agent by mail, hand delivery or facsimile transmission, notice of withdrawal of such instruction. The notice of withdrawal must contain the name and number of the Book-Entry Transfer Facility participant. Withdrawal of a prior instruction will be effective upon receipt of the notice of withdrawal by the Depositary and Exchange Agent. All signatures on a notice of withdrawal must be guaranteed by an Eligible Institution. However, signatures on the notice of withdrawal need not be guaranteed if the Outstanding Notes being withdrawn are held for the account of an Eligible Institution. A withdrawal of an instruction must be executed by a Book-Entry Transfer Facility participant in the same manner as such Book-Entry Transfer Facility participant’s name appears on its transmission through ATOP to which such withdrawal relates. A Book-Entry Transfer Facility participant may withdraw a tender only if such withdrawal complies with the provisions described in this paragraph.

Withdrawals of tenders of Outstanding Notes may not be rescinded and any Outstanding Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn Outstanding Notes, however, may be retendered by following the procedures described above at any time at or prior to 11:59 p.m., New York City time, on the Expiration Date.

8. Validity of Surrender; Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Outstanding Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties, provided that the Company will not waive any condition to the Exchange Offer with respect to an individual holder of Outstanding Notes unless the Company waives that condition for all holders.

9. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering may be directed to the Depositary and Exchange Agent at the address and telephone number indicated above. Requests for additional copies of the Offering Circular, this Letter of Transmittal and other related documents may be directed to Global Bondholder Services Corporation, the Information Agent for the Exchange Offer, at (212) 430-3774 (banks and brokers) or (866) 857-2200 (all others).

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/Sole proprietor	☐	Corporation	☐	Partnership	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶ ☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or
Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Form W-9 (Rev. 10-2007)	Page 3

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 10-2007)	Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.